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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-93651, 333-94827, 333-83599, 333-44456, 333-
35564, 333-51752 and 333-55084) of Dental/Medical Diagnostic Systems Inc. of our report dated March 23, 2001 relating to the financial statements, which appears in this Form 10-KSB.


/s/ PricewaterhouseCoopers LLP

Woodland Hills, California
April 13, 2001